                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                 FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


                       Date of Report (date of earliest
                       event reported): January 11, 2001



                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)




       Pennsylvania                  0-15261         23-2434506
 ----------------------------      ------------   ----------------
 (State or other jurisdiction      (Commission    (I.R.S. Employer
 of incorporation)                 File Number)   Identification No.)



                  801 Lancaster Avenue, Bryn Mawr, PA   19010
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Registrant's telephone number, including area code:   610-525-2300
                                                     -------------



                                     None
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(Former name or former address, if changed since last report)
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Item 5.  Other Matters
         -------------

     On January 11, 2001, the Registrant issued a press release announcing the appointment of Frederick C. "Ted" Peters II as President and Chief Executive Officer of Bryn Mawr Bank Corporation and The Bryn Mawr Trust Company.


     The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BRYN MAWR BANK CORPORATION



                         By: /s/ Robert L. Stevens
                             --------------------------------------
                              Robert L. Stevens
                              Chairman

Date: January 18, 2001



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